UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2004

Collegiate Pacific Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-17293	22-2795073

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)

(972) 243-8100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02. Unregistered Sales of Equity Securities.
S I G N A T U R E

     This Amendment No. 1 amends the Current Report on Form 8-K of Collegiate Pacific Inc. (the “Company”) filed with the Securities and Exchange Commission on November 29, 2004 (the “Initial Form 8-K”), relating to the completion of the Company’s sale of $40,000,000 principal amount of 5.75% Convertible Senior Subordinated Notes due 2009.

     This Form 8-K/A amends the Initial Form 8-K to include disclosure under Item 2.03 and Item 3.02 which were inadvertently omitted from the Initial Form 8-K. The information previously reported in the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See disclosure under Item 1.01 of the Initial Form 8-K.

Item 3.02.	Unregistered Sales of Equity Securities.

     See disclosure under Item 1.01 of the Initial Form 8-K.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.
Date: November 29, 2004	By:	/s/ William R. Estill
William R. Estill
Chief Financial Officer